                                                                   Exhibit 31(a)

                                 CERTIFICATIONS

I, John C. Ferrara, certify that:

     1. I have reviewed this annual report on Form 10-K/A of Lynch Corporation;

     2. Based on my knowledge, this report does not contain any untrue statement of a  material  fact or omit to  state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge,  the financial  statements,  and other  financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

     4. The  registrant's  other  certifying  officer and I are  responsible for establishing and maintaining  disclosure  controls and procedures (as defined in
Exchange Act Rules 13a-15(e) and 15d-15(e)) (inapplicable language intentionally omitted) for the registrant and have:

          (a) Designed such disclosure  controls and procedures,  or caused such disclosure  controls and  procedures to be designed  under our  supervision,  to ensure that  material  information  relating to the  registrant,  including  its consolidated subsidiaries,  is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          (b) [Intentionally omitted]

          (c)  Evaluated  the  effectiveness  of  the  registrant's   disclosure
controls and procedures and presented in this report our  conclusions  about the effectiveness  of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

          (d) Disclosed in this report any change in the  registrant's  internal control over financial  reporting  that occurred  during the  registrant's  most recent fiscal quarter (the registrant's  fourth fiscal quarter in the case of an annual  report)  that  has  materially  affected,  or is  reasonably  likely  to materially affect, the registrant's  internal control over financial  reporting;
and

     5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting,  to the registrant's  auditors  and the audit  committee  of the  registrant's  board of directors (or persons performing the equivalent functions):

          (a) All significant deficiencies and material weaknesses in the design or operation of internal  control over financial  reporting which are reasonably likely  to  adversely  affect  the  registrant's  ability  to  record,  process, summarize and report financial information; and

          (b) Any fraud,  whether or not material,  that involves  management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: May 18, 2006
                                                 /s/ John C. Ferrara
                                                -------------------------------
                                                John C. Ferrara
                                                PRINCIPAL EXECUTIVE OFFICER